UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2023
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Exicure, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39011	81-5333008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2430 N. Halsted St.
Chicago, IL	60614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 19, 2023, Exicure, Inc. (the “Company”) received notice from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is no longer in compliance with Nasdaq’s independent director and audit committee requirements as set forth in Nasdaq Listing Rule 5605, which requires the board of directors to be comprised of a majority of independent directors and the audit committee of the board of directors to be comprised of three independent directors (the “Listing Requirement”).

Pursuant to Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4), the Company is entitled to a cure period to regain compliance with the Listing Requirement, which cure period will expire at the earlier of the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) or December 30, 2023. If the Company holds its 2023 Annual Meeting before June 28, 2023, then the Company must evidence compliance with the Listing Requirement no later than June 28, 2023.

The Company is actively searching for a qualified candidate to add as an independent director and intends to appoint such independent director to the Company’s Board of Directors (the “Board”) and Audit Committee prior to the end of the cure period.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On January 16, 2023, Jiyoung Hwang tendered her resignation from the Board, effective immediately as of such date. Ms. Hwang’s resignation did not result from any disagreement regarding any matter related to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on September 26, 2022, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with CBI USA, Inc. (“CBI USA”), pursuant to which the Company agreed to issue and sell to CBI USA in a private placement an aggregate of 3,400,000 shares of the Company’s common stock, par value $0.0001 per share, at a purchase price of $1.60 per share (the “Private Placement”). The Company and CBI USA currently expect to close the Private Placement no later than February 10, 2023, subject to the satisfaction or waiver of customary closing conditions described in the Securities Purchase Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, those regarding the Company’s expectations regarding the appointment of an independent directors and its ability to regain compliance with Nasdaq Listing Rules, and the anticipated closing of the Private Placement. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to: the ability of the Company to regain compliance with Nasdaq Listing Rules by the end of the cure period; the Company’s ability to identify an independent director, the ability of the parties to consummate the Private Placement in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Private Placement, including the ability to secure regulatory approvals in a timely manner or at all; the possibility of litigation (including related to the Private Placement or change in control); and other risks described in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, the Company undertakes no obligation to update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2023	EXICURE, INC.

	By:	/s/ Elias D. Papadimas
Elias D. Papadimas
Chief Financial Officer